LEGG MASON PARTNERS INVESTMENT TRUST

SUPPLEMENT DATED MARCH 10, 2022

TO THE PROSPECTUS DATED MAY 28, 2021 OF

FRANKLIN MULTI-ASSET DEFENSIVE GROWTH FUND (THE “FUND”)

The following replaces the table, to the extent that it relates to the Fund, in the section titled “Additional information about each share class – Sales Charges” in the Fund’s Prospectus:

Defensive Growth Fund
Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $25,000	4.25	4.44	4.00
$25,000 but less than $50,000	4.25	4.44	4.00
$50,000 but less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more	-0-	-0-	up to 0.75[1]

[1]

Defensive Growth Fund: The distributor may pay a commission of up to 0.75% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Please retain this supplement for future reference.

FTXX819264